Accounting Policies, by Policy (Policies)	12 Months Ended
Mar. 31, 2023
Accounting Policies [Abstract]
Basis of presentation and consolidation

Basis of presentation and consolidation

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The consolidated financial statements include the financial statements of the Company, its wholly-owned subsidiaries and VIEs. All significant inter-company transactions and balances between the Company, its subsidiaries and VIEs are eliminated upon consolidation.

Consolidation of variable interest entities

Consolidation of variable interest entities

In accordance with accounting standards regarding consolidation of variable interest entities, VIEs are generally entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders lack adequate decision making ability. All VIEs with which the Company is involved must be evaluated to determine the primary beneficiary of the risks and rewards of the VIE. The primary beneficiary is required to consolidate the VIE for financial reporting purposes.

The Company has concluded, based on the contractual arrangements, that Jiuzhou Pharmacy (including its subsidiaries and controlled entities), Jiuzhou Clinic and Jiuzhou Service are each a VIE and that the Company’s wholly-owned subsidiary, Jiuxin Management, absorbs a majority of the risk of loss from the activities of these companies, thereby enabling the Company, through Jiuxin Management, to receive a majority of their respective expected residual returns.

Control and common control are defined under the accounting standards as “an individual, enterprise, or immediate family members who hold more than 50 percent of the voting ownership interest of each entity.” Because the Owners collectively own 100% of Jiuzhou Pharmacy, Jiuzhou Clinic and Jiuzhou Service, and have agreed to vote their interests in concert since the establishment of each of these three companies as memorialized in the voting rights agreement, the Company believes that the Owners collectively have control and common control of the three companies. Accordingly, the Company believes that Jiuzhou Pharmacy, Jiuzhou Clinic and Jiuzhou Service were constructively held under common control by Jiuxin Management as of the time the Contractual Agreements were entered into, establishing Jiuxin Management as their primary beneficiary. Jiuxin Management, in turn, is owned by Renovation, which is owned by the Company.

Liquidity and capital resources

Liquidity and capital resources

As of March 31, 2023, we had cash of approximately $31.6 million and a working capital deficit of $2.1 million. During the year ended March 31, 2023, we had a net loss of approximately $21.1 million and net cash used in operating activities were $3.3 million. These factors raise substantial doubt about our ability to continue as a going concern. However, non-cash expenses such as stock-based compensation, bad debt direct write-off and provision, and investment loss accounts for approximately $10.4 million, $7.6 million and $2.3 million, respectively. Excluding these non-cash expenses, the net loss is approximately $0.8 million.

The Company’s accounts have been prepared in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”) on a going concern basis. The going concern basis assumes that assets are realized and liabilities are extinguished in the ordinary course of business at amounts disclosed in the financial statements. The Company’s ability to continue as a going concern depends upon aligning its sources of funding (debt and equity) with its expenditure requirements and repayment of the short-term debts as and when they become due.

In order to meet its capital demand, the Company strived to raise funds in the capital market, increase its credit line from the local banks, and improve its store performance in the near future.

In August and October 2022 the Company raised capital by issuing ordinary shares to private investors for a total proceeds of $4.7 million. In January, 2023, the Company closed a registered direct offering with gross proceeds of $2.6 million from its effective shelf registration statement.

The Company has a credit line agreement from a local bank as described in detail in Note 16. As of March 31, 2023, approximately $0.29 million of the aforementioned bank credit line was available for further borrowing. As the economy growth slows down, the national interest continues to decrease. local banks are encouraged to provide low interest rate loans to local enterprises.

The Company has also obtained additional government insurance reimbursement certificates for its stores opened in the last two years. In a mature store, nearly half of the revenue are generated by customers utilizing the government insurance program. With these certificates, mature stores are able to attract more customers who are eligible for the insurance program, and its sales may significantly increase in the next 12 months.

Based on the above factors, the Company believes it can support its operations for at least the next 12 months.

Use of estimates

Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The significant estimates made in the preparation of the accompanying consolidated financial statements relate to the assessment of the carrying values of accounts receivable, related allowance for doubtful accounts, losses. Because of the use of estimates inherent in the financial reporting process, actual results could materially differ from those estimates.

Fair value measurements

Fair value measurements

The Company establishes a three-level valuation hierarchy of valuation techniques based on observable and unobservable inputs, which may be used to measure fair value and include the following:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Classification within the hierarchy is determined based on the lowest level of input that is significant to the fair value measurement.

Unless otherwise disclosed, the fair value of the Company’s financial instruments including cash, restricted cash, accounts receivable, advances to suppliers, other current assets, accounts payable, due to related parties, other current liabilities, short-term bank loans and bank acceptance notes payable approximate their recorded values due to their short-term maturities. The fair value of longer term long-term bank loan and operating lease liabilities approximate their recorded values as their stated interest rates approximate the rates currently available.

Revenue recognition

Revenue recognition

Effective March 31, 2018, the Company began recognizing revenue under Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), using the modified retrospective transition method. The impact of adopting the new revenue standard was not material to the Company’s consolidated financial statements. The core principle of this new revenue standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:

●	Step 1: Identify the contract with the customer
●	Step 2: Identify the performance obligations in the contract
●	Step 3: Determine the transaction price
●	Step 4: Allocate the transaction price to the performance obligations in the contract
●	Step 5: Recognize revenue when the company satisfies a performance obligation

In order to identify the performance obligations in a contract with a customer, a company must assess the promised goods or services in the contract and identify each promised good or service that is distinct. A performance obligation meets ASC 606’s definition of a “distinct” good or service (or bundle of goods or services) if both of the following criteria are met:

●	The customer can benefit from the good or service either on its own or together with other resources that are readily available to the customer (i.e., the good or service is capable of being distinct).
●	The entity’s promise to transfer the good or service to the customer is separately identifiable from other promises in the contract (i.e., the promise to transfer the good or service is distinct within the context of the contract).

If a good or service is not distinct, the good or service is combined with other promised goods or services until a bundle of goods or services is identified that is distinct.

The transaction price is the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer, excluding amounts collected on behalf of third parties (for example, some sales taxes). The consideration promised in a contract with a customer may include fixed amounts, variable amounts, or both. Variable consideration is included in the transaction price only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved.

The transaction price is allocated to each performance obligation on a relative standalone selling price basis. The transaction price allocated to each performance obligation is recognized when that performance obligation is satisfied, at a point in time or over time as appropriate.

The Company’s revenue is net of value added tax (“VAT”) collected on behalf of the PRC tax authorities with respect to the sales of merchandise. VAT collected from customers, net of VAT paid for purchases, is recorded as a liability in the accompanying consolidated balance sheets until it is paid to the relevant PRC tax authorities.

Certain contract liabilities primarily represent the Company’s obligation to transfer additional goods or services to a customer for which the Company has received consideration, for example, membership points. The consideration received remains a contract liability until goods or services have been provided to the retail customer. The estimated amount based on accrued membership points was deducted from sales revenue.

The following is a discussion of the Company’s revenue recognition policies by segment under the new revenue recognition accounting standard:

Pharmacy retail sales

The physical pharmacies sell prescription drugs, over-the-counter (“OTC”) drugs, traditional Chinese medicine, nutritional supplements, medical devices and sundry products. Revenue from sales of prescription medicine at drugstores is recognized when the prescription is filled and the customer picks up and pays for the prescription. Revenue from sales of other merchandise at drugstores is recognized at the point of sale, which is when a customer pays for and receives the merchandise. Usually the majority merchandise, such as prescription and OTC drugs, are not refundable after the customers leave the counter. Returns of other products, such as sundry products, are minimal. Sales of drugs reimbursed by the local government medical insurance agency and receivables from the agency are recognized when a customer pays for the drugs at a store. The Company based on historical experience, a reserve for potential losses from denial of reimbursement on certain unqualified drugs is made to the receivables from the government agency. Additionally, several onsite clinics adjacent to pharmacies provide limited medical services. Revenue from medical services is recognized after the service has been rendered to a customer. As revenue from medical services is minimal compared to pharmacy retail sales, it is included as part of the pharmacy retail sales.

The Company deduct the membership rewards directly from the retail revenue, and present such amounts in net sales as opposed to the current reduction of operation expense classification. Membership rewards, usually membership points, are accumulated by customers based on their historical spending levels. The Company has determined that there is an additional performance obligation to those customers at the time of the initial transaction. The customers can then redeem these points against the prices of merchandises they purchase in the future. At the end of each period, unredeemed membership rewards are reflected as a contract liability.

Online pharmacy sales

Revenue from online pharmacy sales is recognized when merchandise is shipped to customers. While most deliveries take one day, certain deliveries may take longer depending on a customer’s location. Any loss caused in a shipment will be reimbursed by the Company’s courier company. The Company’s sales policy allows for the return of certain merchandises without reason within seven days after a customer’s receipt of the applicable merchandise. Historically, sales returns seven days after merchandise receipts have been minimal.

Wholesale

Jiuxin Medicine purchases medicine in quantity and distributes products primarily to local pharmacies and medical products dealers. Revenue from sales of merchandise to non-retail customers is recognized when the merchandise is transferred to customers. Historically, sales returns have been minimal.

The Company’s revenue is net of VAT collected on behalf of PRC tax authorities in respect to the sales of merchandise. VAT collected from customers, net of VAT paid for purchases, is recorded as a liability in the accompanying consolidated balance sheets until it is paid to the relevant PRC tax authorities.

Disaggregation of Revenue

The following table disaggregates the Company’s revenue by major source in each segment for the years ended March 31, 2023, 2022 and 2021:

	2023	2022	2021
For the year ended March 31,
Retail drugstores
Prescription drugs	$27,212,994	$28,503,283	$27,162,968
OTC drugs	32,358,339	35,658,864	30,524,057
Nutritional supplements	8,737,519	9,664,071	6,863,559
TCM	9,719,653	5,353,900	4,560,968
Sundry products	1,082,168	1,544,639	1,379,917
Medical devices	4,241,095	3,503,735	5,607,506
Total retail revenue	$83,351,768	$84,228,492	$76,098,975
Online pharmacy
Prescription drugs	$10,606,244	$10,331,652	$8,243,099
OTC drugs	13,870,953	11,473,177	7,559,585
Nutritional supplements	2,740,253	2,014,011	956,013
TCM	434,920	315,231	295,410
Sundry products	1,129,701	2,271,009	1,967,174
Medical devices	3,603,018	3,814,284	3,464,638
Total online revenue	$32,385,089	$30,219,364	$22,485,919
Drug wholesale
Prescription drugs	$21,617,636	$41,116,991	$27,477,087
OTC drugs	10,289,987	7,903,824	6,242,630
Nutritional supplements	310,909	424,210	151,657
TCM	458,502	241,828	218,758
Sundry products	64,422	93,338	28,377
Medical devices	333,663	164,508	431,230
Total wholesale revenue	$33,075,119	$49,944,699	$34,549,739
Total revenue	$148,811,976	$164,392,555	$133,134,633

Restricted cash

Restricted cash

The Company’s restricted cash consists of cash and long-term deposits in a bank as security for its notes payable. The Company has notes payable outstanding with the bank and is required to keep certain amounts on deposit that are subject to withdrawal restrictions. The notes payable are generally short term in nature due to their short maturity period of six to nine months; thus, restricted cash is classified as a current asset.

The following represents a reconciliation of cash and cash equivalents in the consolidated balance sheets to total cash, cash equivalents and restricted cash in the consolidated statements of cash flows as of March 31, 2023 and 2022:

	March 31, 2023	March 31, 2022
Cash and cash equivalents	$18,807,936	$18,458,575
Restricted cash	12,762,708	16,881,002
Cash, cash equivalents and restricted cash	$31,570,644	$35,339,577

Accounts receivable

Accounts receivable

Accounts receivable represents the following: (1) amounts due from banks relating to retail sales that are paid or settled by the customers’ debit or credit cards, (2) amounts due from government social security bureaus and commercial health insurance programs relating to retail sales of drugs, prescription medicine, and medical services that are paid or settled by the customers’ medical insurance cards, (3) amounts due from non-bank third party payment instruments such as Alipay and certain e-commerce platforms and (4) amounts due from non-retail customers for sales of merchandise.

Accounts receivable are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible accounts, as necessary. In the Company’s retail business, accounts receivable mainly consist of reimbursements due from the government insurance bureaus and commercial health insurance programs and are usually collected within two or three months. The Company directly writes off delinquent account balances, which it determines to be uncollectible after confirming with the appropriate bureau or program each month. Additionally, the Company also makes estimated reserves on related outstanding accounts receivable based on expected credit loss.

In the Company’s online pharmacy business, accounts receivable primarily consist of amounts due from non-bank third party payment instruments such as Alipay and certain e-commerce platforms. To purchase pharmaceutical products from an e-commerce platforms such as Tmall, customers are required to submit payment to certain non-bank third party payment instruments, such as Alipay, which, in turn, reimburse the Company within seven days to a month. Except for customer returns of sold products, the receivables from these payments instruments are rarely uncollectible.

In its wholesale business, the Company uses the expected credit loss method to estimate the allowance for anticipated uncollectible receivable balances. At each reporting period, the allowance balance is adjusted to reflect the amount computed as a result of the expected credit loss method. When facts subsequently become available to indicate that the allowance provided requires an adjustment, a corresponding adjustment is made to the allowance account as a change in estimate.

Credit loss roll forward

Credit loss roll forward

With the adoption of the current expected credit loss standard in 2020, the company estimates future expected losses on accounts receivable and other receivables over the remaining collection period of the instrument. The roll forward for the allowance for credit losses for the year end March 31, 2023, is as follows:

	For the year end March 31, 2023
	Account receivable	Other receivables	Total
Allowance for credit losses as of March 31, 2022	$2,478,648	1,924,887	$4,403,535
Credit loss expense	(165,342)	3,404,553	3,239,211
Ending allowance for credit losses	$2,313,306	5,329,440	$7,642,746

Inventories

Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined using the first in first out (FIFO) method. The Company carries out physical inventory counts on a monthly basis at each store and warehouse location. Herbs that the Company farms are recorded at their cost, which includes direct costs such as seed selection, fertilizer, labor costs that are spent in growing herbs on the leased farmland, and indirect costs such as amortization of farmland development cost. All costs are accumulated until the time of harvest and then allocated to harvested herbs costs when the herbs are sold. The Company periodically reviews its inventory and records write-downs to inventories for shrinkage losses and damaged merchandise that are identified. The Company provides a reserve for estimated inventory obsolescence or excess quantities on hand equal to the difference, if any, between the cost of the inventory and its estimated realizable value.

Farmland assets

Farmland assets

Herbs that the Company farms are recorded at their cost, which includes direct costs such as seed selection, fertilizer, and labor costs that are spent in growing herbs on the leased farmland, and indirect costs such as amortization of farmland development costs. Since April 2014, amortization of farmland development costs has been expensed instead of allocated into inventory due to unpredictable future market value of planted gingko trees.

All related costs described in the above are accumulated until the time of harvest and then allocated to harvested herbs when they are sold.

Property and equipment

Property and equipment

Property and equipment are stated at cost, net of accumulated depreciation or amortization. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets, taking into consideration the assets’ estimated residual value. Leasehold improvements are amortized over the shorter of lease term or remaining lease period of the underlying assets. Following are the estimated useful lives of the Company’s property and equipment:

Estimated Useful Life
Leasehold improvements	3-10 years
Motor vehicles	3-5 years
Office equipment & furniture	3-5 years
Buildings	35 years

Maintenance, repairs and minor renewals are charged to expenses as incurred. Major additions and betterment to property and equipment are capitalized.

Intangible assets

Intangible assets

Intangible assets are acquired individually or as part of a group of assets, and are initially recorded at their fair value. The cost of a group of assets acquired in a transaction is allocated to the individual assets based on their relative fair values.

The estimated useful lives of the Company’s intangible assets are as follows:

Estimated Useful Life
Land use rights	50 years
Software	3 years
license	Infinite

The Company evaluates intangible assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired.

Impairment of long lived assets

Impairment of long-lived assets

The Company evaluates long lived tangible and intangible assets for impairment, whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability is measured by comparing the assets’ net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss. In the year ended March 31, 2021, we evaluated the use rights of the forest land, which is currently used to cultivate Ginkgo trees. The forest rights certificate from the local village extends the life of the lease to January 31, 2060. Based on the evaluation of the forest land use rights, the Company recorded an impairment of $228,506. In the year ended March 31, 2022, we evaluated the use rights of the forest land, which is currently used to cultivate Ginkgo trees. Based on the evaluation of the forest land use rights, the Company recorded an impairment of $148,795. In the year ended March 31, 2023, we evaluated the use rights of the forest land, which is currently used to cultivate Ginkgo trees. Based on the evaluation of the forest land use rights, the Company did not record an impairment.

Notes payable

Notes payable

During the normal course of business, the Company regularly issues bank acceptance bills as a payment method to settle outstanding accounts payables with various material suppliers. The Company records such bank acceptance bills as notes payable. Such notes payable are generally short term in nature due to their short maturity period of six to nine months.

Income taxes

Income taxes

The Company follows FASB ASC Topic 740, “Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates, applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The accounting standards clarify the accounting and disclosure requirements for uncertain tax positions and prescribe a recognition threshold and measurement attribute for recognition and measurement of a tax position taken or expected to be taken in a tax return. The accounting standards also provide guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures, and transition. No significant penalties, uncertain tax provisions or interest relating to income taxes were incurred during the periods ended March 31, 2023 and 2022.

Value added tax

Value added tax

Sales revenue represents the invoiced value of goods, net of VAT. All of the Company’s products are sold in the PRC and are subject to a VAT on the gross sales price. The VAT rates range up to 17%, depending on the type of products sold. The VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing or acquiring its finished products. The Company recorded a VAT payable net of payments in the accompanying financial statements.

Stock based compensation

Share-based compensation

The Company complies with the accounting and disclosure requirement of ASC Topic 718, “Compensation – Stock Compensation.” Share-based compensation to employees and non-employees is recognized over the requisite service period based on the estimated grant-date fair value of the awards. Share-based awards with graded-vesting schedules are recognized on a straight-line basis over the requisite service period for each separately vesting portion of the award. The Company recognizes the expense for share-based compensation awards subject to performance-based milestone vesting over the remaining service period when management determines that achievement of the milestone is probable. Management evaluates when the achievement of a performance-based milestone is probable based on the expected satisfaction of the performance conditions at each reporting date. Share-based compensation will be recognized in general and administrative expense in the consolidated statements of operations.

Advertising and promotion costs

Advertising and promotion costs

Advertising and promotion costs are expensed as incurred and amounted to $491,684, $355,078 and $309,446 for the year ended March 31, 2023, 2022 and 2021, respectively. Such costs consist primarily of print and promotional materials such as flyers to local communities.

Foreign currency translation

Foreign currency translation

The Company uses the United States dollar (“U.S. dollars” or “USD”) for financial reporting purposes. The Company’s subsidiaries and VIEs maintain their books and records in their functional currency the Renminbi (“RMB”), the currency of the PRC.

In general, for consolidation purposes, the Company translates the assets and liabilities of its subsidiaries and VIEs into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statements of income and cash flows are translated at average exchange rates during the reporting period. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet. Equity accounts are translated at historical rates. Adjustments resulting from the translation of the financial statements of the subsidiaries and VIEs are recorded as accumulated other comprehensive income.

The balance sheet amounts, with the exception of equity, at March 31, 2023 and 2022 were translated at 1 USD to 6.8676 RMB and at 1 USD to 6.3393 RMB, respectively. The average translation rates applied to income and cash flow statement amounts for years ended March 31, 2023 and 2022 were at 1 USD to 6.8516 RMB and at 1 USD to 6.4180 RMB, respectively.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

The Company’s management does not believe that any recently issued, but not yet effective, accounting standards updates, if currently adopted, would have a material effect on the accompanying consolidated financial statements.